UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

SILO PHARMA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

SILO PHARMA, INC.
677 N Washington Boulevard
Sarasota, Florida 34236

NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS
To Be Held on August 14, 2026

Dear Stockholders:

The 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting” or, “Annual Meeting”) of Silo Pharma, Inc., a Nevada corporation (the “Company,” “we,” “us,” or “our”), will be held on August 14, 2026, at 11:00 a.m. Eastern Time at our office located at 677 N Washington Boulevard, Sarasota, Florida 34236.

At the 2026 Annual Meeting, the holders of our outstanding common stock will act on the following matters:

1.	To elect four (4) members to our Board of Directors to serve for a one-year term to expire at the 2027 Annual meeting of shareholders;

2.	To ratify the appointment of Salberg & Company, P.A. (“Salberg”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

3.	To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of our common stock from 6,666,667 to 250,000,000 (the “Common Stock Increase Proposal”);

4.	To authorize the adjournment of the 2026 Annual Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the foregoing proposals (the “Adjournment Proposal”); and

6.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Our Board unanimously recommends that you vote “FOR” the election of our Board’s director nominees (Proposal 1); “FOR” the ratification of the appointment of Salberg as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2); “FOR” the Common Stock Increase Proposal (Proposal 3); “and “FOR” the approval of the Adjournment Proposal (Proposal 4).

Instead of mailing a printed copy of our proxy materials to all of our stockholders, we provide access to these materials via the Internet. This reduces the amount of paper necessary to produce these materials as well as the costs associated with mailing these materials to all stockholders. Accordingly, on or about June 30, 2026, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record on our books at the close of business on June 18, 2026, the record date for the 2026 Annual Meeting, and will post our proxy materials on the website referenced in the Notice. As more fully described in the Notice, stockholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail, or electronically by email, on an ongoing basis.

Our Board of Directors has fixed June 18, 2026 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement of the meeting.

If you are a stockholder of record, you may vote in one of the following ways:

Stockholders of Record

For your convenience, record holders of our common stock have four methods of voting:

1.	Vote by Internet. The website address for Internet voting is on your vote instruction form;

2.	Vote by mail. Mark, date, sign and promptly mail the enclosed proxy card;

3.	Vote by fax. Mark, date, sign and promptly fax the enclosed proxy card to the fax number on your vote instruction form; or

4.	Vote in person. Attend and vote at the Annual Meeting.

If your shares are held in “street name,” meaning that they are held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

All stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting, please complete, sign and date the enclosed proxy and return it promptly. If you plan to attend the Annual Meeting and wish to vote your shares personally, you may do so at any time before the proxy is voted.

IF YOU PLAN TO ATTEND

Please note that space limitations make it necessary to limit attendance to stockholders of record only. Registration and seating will begin at 10:30 a.m. Eastern Time. Shares of common stock can be voted at the Annual Meeting only if the holder is present in person or by valid proxy.

For admission to the Annual Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the Record Date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

If you have any questions or need assistance voting your shares, please call our proxy solicitor, Campaign Management:

By the Order of the Board of Directors

/s/ Eric Weisblum
Eric Weisblum
Chairman of the Board of Directors and Chief Executive
Officer
Dated: June 30, 2026

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares will save the Company the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if your desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

SILO PHARMA, INC.
677 N Washington Boulevard
Sarasota, Florida 34236

PROXY STATEMENT FOR THE
2026 Annual MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 14, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2026 Annual Meeting TO BE HELD ON AUGUST 14, 2026

Copies of this proxy statement, the form of proxy card and the Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Annual Report”) are available without charge at https://www.proxyvote.com/, by telephone 800-579-1639, by email to sendmaterial@proxyvote.com (include the 16 digit control number), or by notifying our Corporate Secretary, in writing, at Silo Pharma, Inc., 677 N Washington Boulevard, Sarasota, Florida 34236.

The board of directors (“Board” or “Board of Directors”) of Silo Pharma, Inc. (“Silo” or the “Company”) is soliciting your proxy to vote at the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting” or “Annual Meeting”) to be held at our office, located at 677 N Washington Boulevard, Sarasota, FL 34236, on August 14, 2026, at 11:00 a.m. Eastern Time, including at any adjournments or postponements of the 2026 Annual Meeting.

Our Board is asking you to vote your shares by completing, signing and returning the accompanying proxy card via mail or fax or vote over the Internet. If you attend the 2026 Annual Meeting in person, you may vote at the 2026 Annual Meeting even if you have previously returned a proxy card. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the 2026 Annual Meeting, you must obtain a proxy issued in your name from that record holder as described in more detail below.

We intend to begin mailing this proxy statement, the attached notice of the 2026 Annual Meeting, the enclosed proxy card, and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 on or about June 30, 2026 to all stockholders of record entitled to vote at the 2026 Annual Meeting. Only shareholders who owned our common stock on June 18, 2026, the record date for the 2026 Annual Meeting are entitled to vote at the 2026 Annual Meeting

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why did I Receive a Notice of Internet Availability of Proxy Materials in the Mail instead of a Full Set of Proxy Materials?

We are pleased to take advantage of the SEC rule that allows companies to furnish their proxy materials over the Internet. Accordingly, we have sent to our shareholders of record a Notice of Internet Availability of Proxy Materials. Instructions on how to access the proxy materials over the Internet free of charge or to request a paper copy may be found in the Notice. Our shareholders may request to receive proxy materials in printed form by mail or electronically on an ongoing basis. A shareholder’s election to receive proxy materials by mail or electronically will remain in effect until the shareholder changes its election.

What Does it Mean if I Receive More than One Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

What is a proxy?

A proxy is the legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. By completing, signing and returning the accompanying proxy card, you are designating Eric Weisblum, our Chief Executive Officer, as your proxy for the Special Meeting and you are authorizing Mr. Weisblum to vote your shares at the 2026 Annual Meeting as you have instructed on the proxy card. This way, your shares will be voted whether or not you attend the 2026 Annual Meeting. Even if you plan to attend the 2026 Annual Meeting, we urge you to vote in one of the ways described below so that your vote will be counted even if you are unable or decide not to attend the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that we are required by regulations of the U.S. Securities and Exchange Commission (“SEC”) to give you when we ask you to sign a proxy card designating Mr. Weisblum as proxy to vote on your behalf.

How do I attend the 2026 Annual Meeting?

The 2026 Annual Meeting will be held on August 14, 2026 at 11:00 a.m. Eastern at our office located at 677 N Washington Boulevard, Sarasota, Florida 34236.

Who May Attend the 2026 Annual Meeting?

Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the 2026 Annual Meeting. If your shares of common stock are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date (as defined herein).

Who is Entitled to Vote?

The Board has fixed the close of business on June 18, 2026 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the 2026 Annual Meeting or any adjournment or postponement thereof. On the Record Date, there were 1,128,610 shares of common stock outstanding. Each share of common stock represents one vote that may be voted on each proposal that may come before the 2026 Annual Meeting.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, West Coast Stock Transfer, Inc., you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the 2026 Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

What am I Voting on?

There are four (4) matters scheduled for a vote:

1.	To elect four (4) members to our Board of Directors to serve for a one-year term to expire at the 2027 Annual meeting of shareholders (the “2027 Annual Meeting”);

2.	To ratify the appointment of Salberg & Company, P.A. (“Salberg”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

3.	To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of our common stock from 6,666,667 to 250,000,000 (the “Common Stock Increase Proposal”)

4.	To authorize the adjournment of the 2026 Annual Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the 2026 Annual Meeting or adjournment or postponement thereof to approve any of the foregoing proposals (the “Adjournment Proposal”); and

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

What if another matter is properly brought before the 2026 Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the 2026 Annual Meeting. If any other matters are properly brought before the 2026 Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How Do I Vote?

Stockholders of Record

For your convenience, record holders of our common stock have four methods of voting:

1.	Vote by Internet. The website address for Internet voting is on your vote instruction form;

2.	Vote by mail. Mark, date, sign and promptly mail the enclosed proxy card;

3.	Vote by fax. Mark, date, sign and promptly fax the enclosed proxy card to the fax number on your vote instruction form; or

4.	Vote in person. Attend and vote at the 2026 Annual Meeting.

Beneficial Owners of Shares Held in Street Name

If you are the beneficial owner of shares held in street name through a bank, broker or other nominee, you may not vote your shares at the 2026 Annual Meeting unless you obtain a “legal proxy” from the bank, broker or nominee that holds your shares, giving you the right to vote the shares at the 2026 Annual Meeting. A voting instruction card has been provided to you by your broker, bank or other nominee describing how to vote your shares. If you receive a voting instruction card, you can vote by completing and returning the voting instruction card. Please be sure to mark your voting choices on your voting instruction card before you return it. You may also be able to vote via the Internet or by telephone. Please refer to the instructions provided with your voting instruction card for information about voting.

As a beneficial owner, you may direct your broker, bank, fiduciary, custodian, or other nominee how to vote shares they hold on your behalf. If that organization is not given specific directions on how to vote, your shares held in the name of that organization may not be voted, which is sometimes referred to as a “broker non-vote.” New York Stock Exchange Rule 452.11 prohibits brokers and other organizations holding shares on your behalf from voting uninstructed shares on certain matters deemed to be “non-routine”. Brokers and other organizations may, however, vote your uninstructed shares for proposals that are considered “routine.”

Brokers may reach conclusions regarding the ability to vote your shares on a given proposal that differ from our expectations expressed in this proxy statement. As a result, we urge you to direct your broker, bank, fiduciary, custodian, or other nominee how to vote your shares on all proposals to ensure that your vote is counted.

All shares entitled to vote on a matter and represented by a properly completed and executed proxy received before the 2026 Annual Meeting and not revoked will be voted at the 2026 Annual Meeting as instructed in a proxy delivered before the 2026 Annual Meeting. If you do not indicate how your shares should be voted on a matter, we expect that the shares represented by your properly completed and executed proxy will be voted as the Board recommends on routine proposals, with regard to any other matters that may be properly presented at the 2026 Annual Meeting and on all matters incident to the conduct of the 2026 Annual Meeting for which your broker, bank, fiduciary, custodian, or other nominee concludes it is entitled to vote your uninstructed shares. If you are a registered shareholder and attend the 2026 Annual Meeting, you may deliver your completed proxy card in person. If you are a street name shareholder and wish to vote at the 2026 Annual Meeting, you will need to obtain a proxy form from the institution that holds your shares. All votes will be tabulated by the inspector of election appointed for the 2026 Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

How Many Votes do I Have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on the Record Date.

Is My Vote Confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What Constitutes a Quorum?

To carry on business at the 2026 Annual Meeting, we must have a quorum. A quorum is present when one-third of the shares entitled to vote as of the Record Date, are represented in person or by proxy. Thus, holders of one-third of the 1,128,610 shares outstanding as of the Record Date, or 376,205 shares must be represented in person or by proxy to have a quorum at the 2026 Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the 2026 Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by us are not considered outstanding or considered to be present at the 2026 Annual Meeting. If there is not a quorum at the 2026 Annual Meeting, the chairperson of the 2026 Annual Meeting may adjourn the 2026 Annual Meeting.

How Will my Shares be Voted if I Give No Specific Instruction?

We must vote your shares as you have instructed. If there is a matter on which a shareholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1.	“FOR” the election of each of the four (4) members to our Board of Directors to serve for a one-year term to expire at the 2027 Annual Meeting;

2.	“FOR” the ratification of the appointment of Salberg & Company, P.A., as our independent registered public accounting firm for our fiscal year ending December 31, 2026;

3.	“FOR” the approval of the Common Stock Increase Proposal; and

4.	“FOR” the approval of the Adjournment Proposal.

This authorization would exist, for example, if a shareholder of record merely signs, dates and returns the proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the 2026 Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxies.

If your shares are held in street name, we expect that banks, brokers and other such holders of record will vote shares as you have instructed. Please see “What is a Broker Non-Vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.

What is a Broker Non-Vote?

If your shares are held in street name, we urge you to instruct the organization who holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker may vote your shares as recommended by the Board. If you do not provide voting instructions, we expect that your shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.” Because broker non-votes are not considered to be entitled to vote at the 2026 Annual Meeting, we expect that broker non-votes will not be included in the tabulation of the voting results of any of the “non-routine” proposals and, therefore, will have no effect on the voting results of such proposals.

We expect that brokers, banks, fiduciaries, custodians, or other nominees holding shares in street name for beneficial owners will not use discretionary authority to vote shares on the election of directors (Proposal 1) or the Common Stock Increase Proposal (Proposal 3), if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

What is an Abstention?

An abstention is a shareholder’s affirmative choice to decline to vote on a proposal. Under Nevada law, abstentions are counted as shares present and entitled to vote at the 2026 Annual Meeting. However, our Bylaws provide that, any question brought before any meeting of the shareholders, other than the election of directors, shall be decided by the vote of the holders of a majority of the votes cast on a matter at the meeting at which a quorum is present. Directors shall be elected by a plurality of the votes cast at the election. Broker non-votes and abstentions are considered for purposes of establishing a quorum but not considered as votes cast for or against a proposal or director nominee.

How Many Votes are Needed for Each Proposal to Pass?

Proposal	Vote Required
Election of each of the four director nominees to our Board of Directors	Plurality of the votes cast (the four directors nominees receiving the most “FOR” votes).

Ratification of the appointment of Salberg & Company, P.A., as our independent registered public accounting firm for our fiscal year ending December 31, 2026	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the 2026 Annual Meeting by the holders entitled to vote thereon.

Approval of the Common Stock Increase Proposal

The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the 2026 Annual Meeting by the holders entitled to vote thereon.

Approval of the Adjournment Proposal	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the 2026 Annual Meeting by the holders entitled to vote thereon.

What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote “for” or “withhold” as to each nominee. With regard to other proposals, you may vote “for,” “against” or “abstain” for each proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before your proxy is voted by giving written notice to the Secretary of the Company, by delivering a properly completed, later-dated proxy card or vote instruction form or by voting in person at the 2026 Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Silo Pharma, Inc., 677 N Washington Boulevard, Sarasota, Florida 34236. Your most current proxy card or Internet proxy is the one that will be counted.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials. In addition, we have retained Campaign Management as our strategic shareholder advisor and proxy solicitation agent in connection with the solicitation of proxies for the 2026 Annual Meeting at an approximate cost of $9,500, plus reimbursement of expenses. If you have any questions or require any assistance with completing your proxy, please contact Campaign Management by telephone toll-free 1-844-400-3680 or collect outside North America at +1 (212) 632-8422, or by email at info@campaign-mgmt.com.

Do I Have Dissenters’ Rights of Appraisal?

Our shareholders do not have appraisal rights under Nevada law or under our governing documents with respect to the matters to be voted upon at the 2026 Annual Meeting.

How can I Find out the Results of the Voting at the 2026 Annual Meeting?

Preliminary voting results will be announced at the 2026 Annual Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the 2026 Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the 2026 Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

When are Stockholder Proposals Due for the 2027 Annual Meeting?

Stockholders who intend to present a proposal at our 2027 Annual Meeting are required to provide notice of such proposal to our Secretary so that such notice is received by our Secretary at our principal executive office on or after April 16, 2027 but no later than May 16, 2027; provided, however, if the date of the 2027 Annual Meeting is convened more than 25 days before, or delayed by more than 25 days after, August 14, 2027, to be considered for inclusion in proxy materials for our 2027 Annual Meeting, a shareholder proposal must be submitted in writing to our Secretary at Silo Pharma, Inc., 677 N Washington Boulevard, Sarasota, FL 34236 and no later than the tenth (10th) day following the day on which such notice of the date of the 2027 Annual Meeting was mailed or such public disclosure of the date of the 2027 Annual Meeting was made, whichever first occurs.

In order for shareholders to give timely notice of nominations for directors for inclusion on a universal proxy card in connection with the 2027 Annual Meeting, notice must be submitted by the same deadline as disclosed above under the advance notice provisions of our Bylaws and such notice must include all the information required by Rule 14a-19(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and such shareholders must comply with all of the requirements of Rule 14a-19 under the Exchange Act.

Stockholders are also advised to review our Bylaws, which contain additional requirements relating to shareholder proposals and director nominations, including who may submit them and what information must be included.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Do the Company’s Officers and Directors have an Interest in Any of the Matters to Be Acted Upon at the Annual Meeting?

Members of the Board have an interest in Proposal 1. We do not believe members of the Board or executive officers of the Company have any interest in Proposal 2, Proposal 3 or Proposal 4 that are different from or greater than those of any other of our shareholders. Members of the Board and executive officers of the Company have an interest in Proposal 4 as it relates to a compensatory plan in which our directors and executive officers participate.

CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE

We are committed to good corporate governance practices. These practices provide an important framework within which our Board of Directors and management pursue our strategic objectives for the benefit of our shareholders.

Board Composition and Leadership Structure

Our Board is comprised of four directors of which three are independent. Eric Weisblum, our Chief Executive Officer, also serves as Chairman of the Board. Due to the size of our Company, we believe that this board size and structure are appropriate. We believe that the fact that three of the four members of the Board are independent reinforces the independence of the Board in its oversight of our business and affairs and provides for objective evaluation and oversight of management’s performance, as well as management accountability. Furthermore, the Board believes that Mr. Weisblum is best situated to serve as Chairman because he is the director most familiar with the Company’s business and industry and is also the person most capable of effectively identifying strategic priorities and leading the discussion and execution of corporate strategy. In addition, the Board believes that the combined role of Chairman and Chief Executive Officer strengthens the communication between the Board and management. Further, as the individual with primary responsibility for managing day-to-day operations, Mr. Weisblum is best positioned to chair Board meetings and ensure that key business issues and risks are brought to the attention of our Board. We therefore believe that the creation of a lead independent director position is not necessary at this time.

Board’s Role in Risk Oversight

The Company’s Board is committed to a corporate culture that aligns day-to-day decision making with risk awareness and helps ensure that the Company’s long-term strategic initiatives are consistent with its risk appetite. The Board of Directors has determined that overall responsibility for overseeing enterprise risk management at the Company rests with the full Board of Directors as opposed to any specific board-level committee. The Board recognizes the importance of identifying, assessing and monitoring risks that may have a material adverse effect on the Company, including operational, financial, and strategic risks. In fulfilling its risk oversight function, the Board has delegated certain oversight responsibilities to its three standing committees — Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The Audit Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of major financial risk exposures, internal control over financial reporting, disclosure controls and procedures and legal and regulatory compliance. The Compensation Committee assists our Board of Directors in assessing risks created by the incentives inherent in our compensation policies. The Nominating and Corporate Governance Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to the management of corporate, legal and regulatory risk.

Director Independence

Our common stock is listed on The Nasdaq Capital Market. Under the rules of the Nasdaq Stock Market, independent directors must constitute a majority of a listed company’s Board of Directors. In addition, the rules of the Nasdaq Stock Market require that, subject to specified exceptions, each member of a listed company’s Audit, Compensation, Compensation Committee and Nominating and Corporate Governance Committee must be an “independent director.” Under the rules of the Nasdaq Stock Market, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Additionally, compensation committee members must not have a relationship with the listed company that is material to the director’s ability to be independent from management in connection with the duties of a compensation committee member.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board of Directors determined that Wayne D. Linsley, Dr. Jeff Pavell and Dr. Kevin Muñoz, representing three of our four incumbent directors, are “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq Stock Market. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each directors’ business and personal activities and relationships as they may relate to us and our management, including the beneficial ownership of our capital stock by each non-employee director and any affiliates.

Committee of our Board of Directors

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which has the composition and responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors. Each of these committees has a written charter, copies of which are available on our website at www.silopharma.com. In addition, from time to time, special committees may be established under the direction of the Board of Directors when necessary to address specific issues.

Audit Committee

Our Audit Committee is responsible for, among other things:

●	approving and retaining the independent auditors to conduct the annual audit of our financial statements;

●	reviewing the proposed scope and results of the audit;

●	reviewing and pre-approving audit and non-audit fees and services;

●	reviewing accounting and financial controls with the independent auditors and our financial and accounting staff;

●	reviewing and approving transactions between us and our directors, officers and affiliates;

●	establishing procedures for complaints received by us regarding accounting matters;

●	overseeing internal audit functions, if any; and

●	preparing the report of the Audit Committee that the rules of the SEC require to be included in our annual meeting proxy statement.

Our Audit Committee consists of Wayne D. Linsley, Dr. Jeff Pavell and Dr. Kevin Muñoz, with Wayne D. Linsley serving as chair. Our Board of Directors has determined that Wayne D. Linsley, Dr. Jeff Pavell and Dr. Kevin Muñoz each meet the definition of “independent director” under Nasdaq rules, and that they meet the independence standards under Rule 10A-3 of the Exchange Act. Each member of our Audit Committee meets the financial literacy requirements of Nasdaq. In addition, our Board of Directors has determined that Wayne Linsley qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

Our audit committee held 5 meetings and took action by written consent or electronically on 10 occasions during the year ended December 31, 2025. All members of the audit committee attended all of the meetings while they were members of the audit committee. The Audit Committee Charter is available on in the Investors section on our website, https://ir.silopharma.com/corporate-governance/.

Compensation Committee

Our Compensation Committee is responsible for, among other things:

●	reviewing and recommending the compensation arrangements for management, including the compensation for our Chief Executive Officer;

●	establishing and reviewing general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;

●	administering our stock incentive plans; and

●	preparing the report of the Compensation Committee that the rules of the SEC require to be included in our annual meeting proxy statement.

Our Compensation Committee consists of Wayne D. Linsley, Dr. Jeff Pavell and Dr. Kevin Muñoz, with Wayne D. Linsley serving as chair. Our Board of Directors has determined that Wayne D. Linsley, Dr. Jeff Pavell and Dr. Kevin Muñoz are independent directors under Nasdaq rules.

Our board of directors has assessed the risks that could arise from our employee compensation policies and does not believe that such policies are reasonably likely to have a materially adverse effect on the Company.

Our compensation committee held no meetings and took action by written consent or electronically on 4 occasions during the year ended December 31, 2025. All members of the compensation committee attended all of the meetings while they were members of the compensation committee. The Compensation Committee Charter is available on in the Investors section on our website, https://ir.silopharma.com/corporate-governance/.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for, among other things:

●	identifying and nominating members of the Board of Directors;

●	developing and recommending to the Board of Directors a set of corporate governance principles applicable to our Company; and

●	overseeing the evaluation of our Board of Directors.

Our Nominating and Corporate Governance Committee consists of Wayne D. Linsley, Dr. Jeff Pavell and Dr. Kevin Muñoz, with Wayne D. Linsley serving as chair. Our Board of Directors has determined that Wayne D. Linsley, Dr. Jeff Pavell and Dr. Kevin Muñoz are independent directors under Nasdaq rules.

Our Nominating and Corporate Governance Committee held no meetings and took action by written consent or electronically on 1 occasion during the year ended December 31, 2025. All members of the nominating and corporate governance committee attended all of the meetings while they were members of the nominating and corporate governance committee. The board of directors has adopted a written charter for the nominating and governance committee. The Nominating and Corporate Governance Committee Charter is available in the Investors section on our website, https://ir.silopharma.com/corporate-governance/.

Compensation Committee Interlocks and Insider Participation

None of the Company’s executive officers serves, or in the past has served, as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of the Company’s board of directors or its compensation committee. None of the members of the Company’s compensation committee is, or has ever been, an officer or employee of the company.

Scientific Advisory Board

We have formed a scientific advisory board that is intended to help advise management regarding potential acquisition and development of products. The members of such board are as follows: Dr. Josh Woolley MD/Ph.D.; and Dr. Charles Nemeroff.

Dr. Josh Woolley MD/Ph.D. is an Associate Professor in the Department of Psychiatry and Behavioral Sciences at the University of California, San Francisco (“UCSF”). He is also a licensed psychiatrist on staff at the San Francisco Veterans Affairs Medical Center. He received both his MD and his Ph.D. in Neuroscience from UCSF and completed his psychiatry residency training at UCSF. Dr. Woolley is the director and founder of the Bonding and Attunement in Neuropsychiatric Disorders (“BAND”) Laboratory. The mission of the BAND Lab is to understand why people with mental illnesses, including schizophrenia, posttraumatic stress disorder, mood disorders, and substance use disorders, have trouble with social connection, and to develop and test novel treatments for these deficits. His laboratory is actively investigating psilocybin therapy for multiple disorders including major depressive disorder, bipolar depression, chronic pain, and mood symptoms associated with Parkinson’s Disease.

Dr. Charles Nemeroff is chair and professor with the Department of Psychiatry and Behavioral Sciences. He also directs the Institute for Early Life Adversity Research within the Department of Psychiatry and Behavioral Sciences as part of the Mulva Clinic for the Neurosciences. Prior to joining Dell Med, Dr. Nemeroff was chair of the Department of Psychiatry and Behavioral Sciences and clinical director of the Center on Aging at the University of Miami Miller School of Medicine in Miami, Florida. He received his medical degree and doctorate degrees in neurobiology from the University of North Carolina (“UNC”) School of Medicine. After psychiatry residency training at UNC and Duke University, he held faculty positions at Duke University Medical Center and at Emory University School of Medicine before relocating to the University of Miami in 2009. He has served as president of the American College of Psychiatrists and the American College of Neuropsychopharmacology and sits on the Scientific Advisory Board of the Brain and Behavior Research Foundation. He is President-elect of the Anxiety and Depression Association of America and a member of the National Academy of Medicine.

Cryptocurrency Advisory Board

On August 4, 2025, the Company’s Board of Directors approved the establishment of a cryptocurrency advisory board (the “Crypto Advisory Board”) which will initially consists of up to three (3) members in connection with the Company’s cryptocurrency treasury strategy. On August 4, 2025, the Board appointed Corwin Yu as the initial member of the Crypto Advisory Board.

Corwin Yu is a senior technology and trading executive with over 20 years of experience building and managing mission-critical systems for institutional finance. Mr. Yu currently serves as Global Head of Digital Assets at fintech company TSImagine, and previously he was the founding Chief Technology Officer of MARKTS, one of the first institutional crypto trading platforms. In addition to these leadership roles, his prior experience spanned PIMCO, Credit Suisse, hedge funds and digital asset firms. As a proven leader in cryptocurrency trading infrastructure, fund management, and regulatory compliance, Mr. Yu has an extensive background in deploying scalable cloud-native platforms and overseeing cross-asset trading strategies. His track record includes founding and scaling digital asset trading platforms, managing global engineering and DevOps teams, and delivering secure and compliant crypto custody and treasury solutions.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities.

To our knowledge, based solely upon a review of Forms 3, 4, and 5 filed with the SEC during the fiscal year ended December 31, 2025, we believe that our directors, executive officers, and greater than 10% beneficial owners have complied with all applicable filing requirements during the fiscal year ended December 31, 2025.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is posted in the Investors section on our website, https://ir.silopharma.com/corporate-governance/. We intend to post on our website all disclosures that are required by law or Nasdaq rules concerning any amendments to, or waivers from, any provision of the code.

Material Proceedings

No material proceedings exist in which any of our directors or executive officers is an adverse party to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries as defined in Item 103(c)(2), Regulation S-K.

Insider Trading and Compliance Program and Anti-hedging

We have adopted an Insider Trading and Compliance Program that applies to our officers, directors and all other employees (including temporary employees) of, or consultants to, the Company or its subsidiaries, as well as family members of such persons. As part of our Insider Trading Policy, all of our officers, directors, employees and consultants and family members or others sharing a household with any of the foregoing or that may have access to material non-public information regarding our Company are prohibited from engaging in short sales of our securities, any hedging or monetization transactions involving our securities and in transactions involving puts, calls or other derivative securities based on our securities. Our Insider Trading Policy further prohibits such persons from purchasing our securities on margin, borrowing against any account in which our securities are held or pledging our securities as collateral for a loan unless pre-cleared by our Insider Trading Compliance Officer. As of December 31, 2025, none of our directors or executive officers had pledged any shares of our common stock. Our insider trading policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2024.

Family Relationships and Other Arrangements

There are no family relationships among our directors and executive officers. There are no arrangements or understandings between or among our executive officers and directors pursuant to which any director or executive officer was or is to be selected as a director or executive officer.

Involvement in Certain Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses), or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

Board Attendance at Annual Stockholders’ Meeting

We invite and encourage each member of our Board of Directors to attend our 2026 Annual Meeting. We do not have a formal policy regarding attendance of our annual meetings of shareholders by the members of our Board of Directors.

Communication with Directors

Stockholders and interested parties who wish to communicate with our Board of Directors, non-management members of our Board of Directors as a group, a committee of the Board of Directors or a specific member of our Board of Directors (including our Chair) may do so by letters addressed to:

Silo Pharma, Inc.

677 N Washington Boulevard

Sarasota, Florida 34236

All communications by letter addressed to the attention of our Secretary will be reviewed by the Secretary and provided to the members of the Board of Directors unless such communications are unsolicited items, sales materials and other routine items and items unrelated to the duties and responsibilities of the Board of Directors.

Considerations in Evaluating Director Nominees

Our Board of Directors is responsible for identifying, considering and recommending candidates to the Board of Directors for Board membership. A variety of methods are used to identify and evaluate director nominees, with the goal of maintaining and further developing a diverse, experienced and highly qualified Board of Directors. Candidates may come to our attention through current members of our Board of Directors, professional search firms, shareholders or other persons.

Our Board of Directors encourages selection of directors who will contribute to the Company’s overall corporate goals. Individual directors may from time to time review and recommend to the Board of Directors the desired qualifications, expertise and characteristics of directors, including such factors as breadth of experience, knowledge about our business and industry, willingness and ability to devote adequate time and effort to the Board of Directors, ability to contribute to the Board of Directors’ overall effectiveness, and the needs of the Board of Directors and its committees. Exceptional candidates who do not meet all of these criteria may still be considered. In evaluating potential candidates for the Board of Directors, the Board of Directors considers these factors in the light of the specific needs of the Board of Directors at that time.

A director is expected to spend the time and effort necessary to properly discharge such director’s responsibilities. Accordingly, a director is expected to regularly attend meetings of the Board of Directors and committees on which such director sits, and to review prior to meetings material distributed in advance for such meetings. Thus, the number of other public company boards and other boards (or comparable governing bodies) on which a prospective nominee is a member, as well as his or her other professional responsibilities, will be considered. There are no limits term that may be served by a director; however, in connection with evaluating recommendations for nomination for reelection, the Board of Directors considers director tenure. We value diversity on a company-wide basis but have not adopted a specific policy regarding Board diversity.

PROPOSAL 1

ELECTION OF DIRECTORS

At the 2026 Annual Meeting, the shareholders will elect four directors to hold office until the 2027 Annual Meeting. Directors are elected by a plurality of votes cast by shareholders. In the event the nominees are unable or unwilling to serve as directors at the time of the 2026 Annual Meeting, the proxies will be voted for any substitute nominees designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board will be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected.

Assuming a quorum is present, the four nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company to serve for a one-year term. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information with Respect to Director Nominees

Listed below are the current directors who are nominated to hold office until their successors are elected and qualified, and their ages as of the Record Date.

Name	Age	Position
Eric Weisblum	57	Chairman, Chief Executive Officer and President
Wayne D. Linsley	69	Director
Dr. Kevin Muñoz	47	Director
Dr. Jeff Pavell	59	Director

The business background and certain other information about our directors is set forth below.

Eric Weisblum

Eric Weisblum is the founder, President and Chief Executive Officer of the Company, and serves as Chairman of the Company’s Board of Directors. Prior to founding the Company, Mr. Weisblum was a private investor, board member, and advisor to several companies. Mr. Weisblum has experience in both licensing therapeutic assets and assisting in their development. As a result, Mr. Weisblum brings with him nearly 20 years of experience in structuring and trading financial instruments. Mr. Weisblum was a registered representative with Domestic Securities, a New Jersey-based broker-dealer. While with Domestic Securities, Mr. Weisblum held the Series 7 — General Securities Representative, the Series 63 — Uniform Securities Agent State Law Examination, and the Series 55 — Registered Equity Trader securities registrations. From 1993 to 2002, Mr. Weisblum originated, structured, traded, and placed structured financing transactions at M.H. Meyerson & Co. Inc., a publicly-traded registered investment bank. He holds a B.A. from the University of Hartford’s Barney School of Business.

Wayne D. Linsley

Wayne D. Linsley has served as a director of the Company since January 2020. Mr. Linsley has over 40 years of experience in business management. Since April 2020, Mr. Linsley has served as a member of the board of directors of Hoth Therapeutics, Inc. (NASDAQ: HOTH), a clinical-stage biopharmaceutical company. Since August 2021, Mr. Linsley has served as a member of the Board of Directors of DatChat, Inc. (NASDAQ: DATS), a blockchain, cybersecurity, and social media company. From 2014 to September 2021, Mr. Linsley served as the Vice President of Operations at CFO Oncall, Inc., a company that provides financial reporting and controller services on an outsourced basis and previously, from 2012 to 2014, Mr. Linsley worked at CFO Oncall, Inc. as an independent contractor. Mr. Linsley holds a Bachelor of Science degree in Business Administration from Siena College. We believe that Mr. Linsley is qualified to serve as a member of our Board of Directors because of his experience as a director of public companies and background in financial reporting.

Dr. Kevin Muñoz

Dr. Kevin Muñoz has served as a director of the Company since October 2020. Since December 2021, Dr. Muñoz has taught Biomedical Science and Medical Intervention at Passaic County Technical Institute. Since June 2008, Dr. Muñoz has served as the Director of Operations and Medical Assistant at The Physical Medicine and Rehabilitation Center, P.A., a diagnostic and treatment facility that specializes in treating sports, spine, orthopedic and neuromuscular conditions. Dr. Muñoz holds Doctor of Medicine degree from Xavier University School of Medicine and a Bachelor of Science degree in Kinesiology from the University of Michigan. We believe that Dr. Muñoz is qualified to serve as a member of our Board of Directors because of his medical background and experience in business operations.

Dr. Jeff Pavell

Dr. Pavell has served as our director since September 2022. Since January 2017, Dr. Pavell has served as Chief of Rehabilitation Medicine at Englewood Health, and since November 2005, he has been on the teaching staff at New York-Presbyterian Columbia University Irving Medical Center. In addition, since December 2020 he has been on the teaching staff at Hackensack Meridian School of Medicine at Seton Hall. Furthermore, since 2010, Dr. Pavell has served as a partner at Patient Care Associates, an outpatient surgical center, and since 2002, he has served as a Partner at the Physical Medicine and Rehabilitation Center, a private medical practice serving patients with spine, sports and occupational injuries. Dr. Pavell is a Board Certified physician specializing in the field of physical medicine and rehabilitation. Dr. Pavell is also certified in pain medicine and specializes in the most advanced non-operative treatments for spine, sports and interventional pain medicines. Dr. Pavell received his bachelor of arts from Johns Hopkins University and his D.O. degree with honors from the New York College of Osteopathic Medicine. Since December 2022, Dr. Pavell has served as a director of Hoth Therapeutics, Inc. (NASDAQ: HOTH), a clinical stage biopharmaceutical company. Dr. Pavell holds a Doctor of Medicine degree from the New York College of Osteopathic Medicine and a Bachelor of Art degree in Political Science from John Hopkins University. We believe that Dr. Pavell is qualified to serve as a member of our Board of Directors due to his medical background and experience practicing in the healthcare industry.

Material Proceedings

No material proceedings exist in which any of our directors or executive officers is an adverse party to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries as defined in Item 103(c)(2), Regulation S-K.

Family Relationships

There are no family relationships among our directors or officers.

Involvement in Certain Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses), or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

No Appraisal Rights

No appraisal rights are available under the Nevada Revised Statutes or under our Articles of Incorporation, or our Bylaws, as amended, with respect to the Proposal No. 1.

Interests of Officers and Directors in this Proposal

Our officers and directors have a direct interest in in this proposal.

Required Vote

A plurality of the votes cast at the 2026 Annual Meeting is required to approve Proposal No. 1.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH DIRECTOR NOMINEE UNDER PROPOSAL NO. 1.

EXECUTIVE OFFICERS

The following are biographical summaries of our executive officers and their ages as of the Record Date, except for Mr. Weisblum, whose biography is included under the heading “Proposal 1: Election of Directors” set forth above:

Name	Age	Position
Eric Weisblum	57	Chairman, Chief Executive Officer, President and Director
Daniel Ryweck	61	Chief Financial Officer

Daniel Ryweck

Mr. Ryweck has served as Chief Financial Officer of the Company since September 2022. Since January 2020, Mr. Ryweck has served as Controller at Mill City Ventures III Ltd. (NASDAQ: MCVT), a non-bank lender and specialty finance company. From. June 2014 to December 2019, he served as Chief Compliance Officer of Mill City Ventures III Ltd. Mr. Ryweck holds a Bachelor of Science degree in Accounting from the Carlson School of Management at the University of Minnesota.

EXECUTIVE COMPENSATION -

On June 2, 2026, we effectuated a 1-for-15 reverse split of our outstanding shares of common stock. No fractional shares were issued in connection with the reverse stock split and all such fractional interests were rounded up to the nearest whole number of shares of common stock. The conversion and/or exercise prices of our issued and outstanding convertible securities, including shares issuable upon exercise of outstanding stock options and warrants have been adjusted accordingly. All information presented in this section has been retroactively restated to give effect to our 1-for-15 reverse split of our outstanding shares of common stock and unless otherwise indicated, all such amounts and corresponding exercise price data set forth in this section have been adjusted to give effect to the reverse stock split.

The following table provides certain information regarding compensation awarded to, earned by or paid to persons serving as our principal executive officer and our principal financial officer during the year ended December 31, 2025 and 2024 (each a “named executive officer”).

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Eric Weisblum,
Chief Executive	2025	350,000	—	—	83,782	—	—	87,968	521,750
Officer (1)	2024	350,000	200,000	—	—	—	—	80,051	630,051

Daniel Ryweck,	2025	60,000	—	—	20,946	—	—	28,548	101,494
Chief Financial
Officer (2)	2024	60,000	25,000	—	—	—	—	3,600	88,600

(1)	On October 12, 2022, the Company entered into an employment agreement with Eric Weisblum (the “Weisblum Employment Agreement”) pursuant to which, among other things, Mr. Weisblum’s base salary will be $350,000 per year and (ii) Mr. Weisblum shall be entitled to receive an annual bonus of up to $350,000, subject to the sole discretion of the Compensation Committee of the Board of Directors of the Company. On May 22, 2025, and effective May 23, 2025, the Board granted 13,333 incentive stock options under the 2020 Plan, to Mr. Weisblum, exercisable at $6.4335 per share, fair market value of our common stock on the date of grant, with a five-year term and vest on the first anniversary date of the grant date.

(2)	On September 28, 2022, the Company entered into an employment agreement (the “Ryweck Employment Agreement”) with Mr. Ryweck. Pursuant to the terms of the Ryweck Employment Agreement, which was amended on October 12, 2022 and on November 11, 2024, Mr. Ryweck will (i) receive a base salary at an annual rate of $60,000, and (ii) be eligible to receive an annual discretionary bonus of up to $60,000. On May 22, 2025, and effective May 23, 2025, the Board granted 3,333 incentive stock options under the 2020 Plan, to Mr. Ryweck, exercisable at $6.4335 per share, fair market value of our common stock on the date of grant, with a five-year term and vest on the first anniversary date of the grant date.

(3)	During 2025 and 2024, the Company contributed funds for the executive to the Company’s 401(k) plan. Additionally, the Company paid for the Executive’s health insurance premiums.

(4)	As required by SEC rules, the amounts in this column reflect the grant date fair value as required by FASB ASC Topic 718. A discussion of the assumptions and methodologies used to calculate these amounts is contained in the notes to our financial statements under “Shareholders’ Equity”.

Narrative Disclosure to Summary Compensation Table

Except as otherwise described below, there are no compensatory plans or arrangements, including payments to be received from the Company with respect to any named executive officer, that would result in payments to such person because of his or her resignation, retirement or other termination of employment with the Company, or our subsidiaries, any change in control, or a change in the person’s responsibilities following a change in control of the Company.

Employment Agreements

Eric Weisblum

On October 12, 2022, the Company entered into an employment agreement with Eric Weisblum (the “Weisblum Employment Agreement”) pursuant to which Mr. Weisblum’s (i) base salary will be $350,000 per year, (ii) Mr. Weisblum will be paid a one-time signing bonus of $100,000, and (iii) Mr. Weisblum shall be entitled to receive an annual bonus of up to $350,000, subject to the sole discretion of the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”), and upon the achievement of additional criteria established by the Compensation Committee from time to time (the “Annual Bonus”). In addition, pursuant to the Weisblum Employment Agreement, upon termination of Mr. Weisblum’s employment for death or Total Disability (as defined in the Weisblum Employment Agreement), in addition to any accrued but unpaid compensation and vacation pay through the date of his termination and any other benefits accrued to him under any Benefit Plans (as defined in the Weisblum Employment Agreement) outstanding at such time and the reimbursement of documented, unreimbursed expenses incurred prior to such termination date (collectively, the “Weisblum Payments”), Mr. Weisblum shall also be entitled to the following severance benefits: (i) 24 months of his then base salary; (ii) if Mr. Weisblum elects continuation coverage for group health coverage pursuant to COBRA Rights (as defined in the Weisblum Employment Agreement), then for a period of 24 months following Mr. Weisblum’s termination he will be obligated to pay only the portion of the full COBRA Rights cost of the coverage equal to an active employee’s share of premiums (if any) for coverage for the respective plan year; and (iii) payment on a pro-rated basis of any Annual Bonus or other payments earned in connection with any bonus plan to which Mr. Weisblum was a participant as of the date of his termination (together with the Weisblum Payments, the “Weisblum Severance”). Furthermore, pursuant to the Weisblum Employment Agreement, upon Mr. Weisblum’s termination (i) at his option (A) upon 90 days prior written notice to the Company or (B) for Good Reason (as defined in the Weisblum Employment Agreement), (ii) termination by the Company without Cause (as defined in the Weisblum Employment Agreement) or (iii) termination of Mr. Weisblum’s employment within 40 days of the consummation of a Change in Control Transaction (as defined in the Weisblum Employment Agreement), Mr. Weisblum shall receive the Weisblum Severance; provided, however, Mr. Weisblum shall be entitled to a pro-rated Annual Bonus of at least $200,000. In addition, any equity grants issued to Mr. Weisblum shall immediately vest upon termination of Mr. Weisblum’s employment by him for Good Reason or by the Company at its option upon 90 days prior written notice to Mr. Weisblum, without Cause.

Daniel Ryweck

On September 27, 2022, the Board appointed Daniel Ryweck as Chief Financial Officer of the Company. On September 28, 2022, the Company entered into an employment agreement (the “Ryweck Employment Agreement”) with Mr. Ryweck. Pursuant to the terms of the Ryweck Employment Agreement, which was amended on October 12, 2022, Mr. Ryweck will (i) receive a base salary at an annual rate of $60,000 (the “Base Compensation”) payable in equal monthly installments, and (ii) be eligible to receive an annual discretionary bonus. The term of Mr. Ryweck’s engagement under the Ryweck Employment Agreement commenced on September 28, 2022 and continued until September 28, 2023, unless earlier terminated in accordance with the terms of the Ryweck Employment Agreement. The term of Mr. Ryweck’s Employment Agreement was automatically renewed until September 28, 2025 and will automatically renew for successive one-year periods until terminated by Mr. Ryweck or the Company. On November 11, 2024, the Company entered into a Second Amendment to Employment Agreement with Daniel Ryweck (the “Second Amendment”). The Second Amendment amended the Employment Agreement to provide that Mr. Ryweck is entitled to receive an annual cash bonus in an amount up to $60,000 if the Company meets or exceeds criteria adopted by the Compensation Committee of the Board for earning bonuses.

Potential Payment Upon Termination

If Mr. Weisblum dies or has a total disability, resigns, is terminated for good reason (as defined in the agreement), without cause (as defined in the agreement) or within 40 days of a change of control (as defined in the agreement, then he is entitled to 24 months’ severance.

The following table sets forth quantitative information with respect to potential payments to be made to Mr. Weisblum upon termination in various circumstances. The potential payments are based on the terms of Mr. Weisblum’s employment agreement discussed above. For a more detailed description of Mr. Weisblum’s employment agreement, see the “Employment Agreements” section above:

Name	Potential Payment Upon Termination
Eric Weisblum	$700,000	(1)

(1)	Mr. Weisblum is entitled to 24 months’ severance at the applicable base salary rate. Mr. Weisblum’s current base salary is $350,000 per annum.

Outstanding Equity Awards at Fiscal Year-End Table

The following table provides information regarding awards held by each of our named executive officers that were outstanding as of December 31, 2025.

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) (Exercisable)		Number of Securities Underlying Unexercised Options (#) (Unexercisable)	Option Exercise Price ($)	Option Expiration Date
Eric Weisblum,		(1)	13,333	$6.4335	5/23/2030
Chief Executive Officer

Daniel Ryweck,		(2)	3,333	$6.4335	5/23/2030
Chief Financial Officer

(1)	Mr. Weisblum was granted 13,333 options on May 23, 2025. Provided Mr. Weisblum remains a service provider to the Company, the shares vest on May 23, 2026.

(2)	Mr. Ryweck was granted 3,333 options on May 23, 2025. Provided Mr. Ryweck remains a service provider to the Company, the shares vest on May 23, 2026.

Amended and Restated 2020 Omnibus Equity Incentive Plan

The following is a summary of the material features of the Amended and Restated 2020 Omnibus Equity Incentive Plan as amended by that certain First Amendment (the “Amended and Restated 2020 Plan”). This summary is qualified in its entirety by the full text of the Amended and Restated 2020 Plan, a copy of which was filed as an Appendix to the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on October 23, 2023 and a copy of the First Amendment to Amended and Restated 2020 Plan filed with the SEC on August 14, 2025.

Types of Awards. The Amended and Restated 2020 Plan provides for the issuance of incentive stock options, non-statutory stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), and other stock-based awards. Items described above in the Section called “Shares Available; Certain Limitations” are incorporated herein by reference.

Administration. The Amended and Restated 2020 Plan will be administered by the Board, or if the Board does not administer the Amended and Restated 2020 Plan, any committee of the Board or any other committee or subcommittee of the Board that complies with the applicable requirements of Section 16 of the Exchange Act, as amended from time to time, and any other applicable legal or stock exchange listing requirements (each of the Board, or such committee or such subcommittee, the “plan administrator”). The plan administrator may interpret the Amended and Restated 2020 Plan and may prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the Amended and Restated 2020 Plan.

The Amended and Restated 2020 Plan permits the plan administrator to select the eligible recipients who will receive awards, to determine the terms and conditions of those awards, including, but not limited to, the exercise price or other purchase price of an award, the number of shares of common stock or cash or other property subject to an award, the term of an award and the vesting schedule applicable to an award, and to amend the terms and conditions of outstanding awards.

Shares Available. Subject to shareholder approval of the First Amendment, the maximum number of shares of common stock reserved and available for issuance under the Amended and Restated 2020 Plan will be 93,334 shares, plus an annual increase on the first day of each fiscal year beginning with January 1, 2026 and ending with the last January 1 during the initial-ten year term of the Plan, equal to the lesser of (A) five percent (5%) of the shares of Common Stock outstanding (on an as-converted basis) on the final day of the immediately preceding fiscal year and (B) such lesser number of shares of Common Stock as determined by the Board; provided that shares of common stock issued under the Amended and Restated 2020 Plan with respect to an Exempt Award will not count against the share limit. We use the term “Exempt Award” to mean (i) an award granted in the assumption of, or in substitution for, outstanding awards previously granted by another business entity acquired by us or any of our subsidiaries or with which we or any of our subsidiaries merges, (ii) an “employment inducement” award as described under applicable law, or (iii) an award that a participant purchases at fair market value. On January 1, 2026, pursuant to the 5% evergreen provision described above, the amount of shares available under the Amended and Restated 2020 Plan, as amended, increased by 44,394 shares to 137,728 shares.

No more than 93,334 shares of the Company’s common stock, and as increased on an annual basis, on the first day of each fiscal year beginning with January 1, 2026 and ending with the last January 1 during the initial ten-year term of the Plan, equal to the lesser of (A) five percent (5%) of the shares of Common Stock outstanding (on an as-converted basis) on the final day of the immediately preceding fiscal year; (B) such lesser number of shares of Common Stock as determined by the Board; and (C) 93,334 shares of common stock, shall be issued pursuant to the exercise of incentive stock options. On January 1, 2026, the maximum amount of shares underlying incentive stock options increased by 44,394 shares to 137,728 shares.

Restricted Stock and Restricted Stock Units. Restricted stock and RSUs may be granted under the Amended and Restated 2020 Plan. The plan administrator will determine the purchase price, vesting schedule and performance goals, if any, and any other conditions that apply to a grant of restricted stock and RSUs. If the restrictions, performance goals or other conditions determined by the plan administrator are not satisfied, the restricted stock and RSUs will be forfeited. Subject to the provisions of the Amended and Restated 2020 Plan and the applicable award agreement, the plan administrator has the sole discretion to provide for the lapse of restrictions in installments.

Unless the applicable award agreement provides otherwise, participants with restricted stock will generally have all of the rights of a shareholder; provided that dividends will only be paid if and when the underlying restricted stock vests. RSUs will not be entitled to dividends prior to vesting, but may be entitled to receive dividend equivalents if the award agreement provides for them. The rights of participants granted restricted stock or RSUs upon the termination of employment or service to us will be set forth in the award agreement.

Options. Incentive stock options and non-statutory stock options may be granted under the Amended and Restated 2020 Plan. An “incentive stock option” means an option intended to qualify for tax treatment applicable to incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (“Code”). A “non-statutory stock option” is an option that is not subject to statutory requirements and limitations required for certain tax advantages that are allowed under specific provisions of the Code. A non-statutory stock option under the Amended and Restated 2020 Plan is referred to for federal income tax purposes as a “non-qualified” stock option. Each option granted under the Amended and Restated 2020 Plan will be designated as a non-qualified stock option or an incentive stock option. At the discretion of the plan administrator, incentive stock options may be granted only to our employees, employees of our “parent corporation” (as such term is defined in Section 424I of the Code) or employees of our subsidiaries.

The exercise period of an option may not exceed ten years from the date of grant and the exercise price may not be less than 100% of the fair market value of a share of common stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to 10% shareholders). The exercise price for shares of common stock subject to an option may be paid in cash, or as determined by the plan administrator in its sole discretion, (i) through any cashless exercise procedure approved by the plan administrator (including the withholding of shares of common stock otherwise issuable upon exercise), (ii) by tendering unrestricted shares of common stock owned by the participant, (iii) with any other form of consideration approved by the plan administrator and permitted by applicable law or (iv) by any combination of these methods. The option holder will have no rights to dividends or distributions or other rights of a shareholder with respect to the shares of the Company’s common stock subject to an option until the option holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.

In the event of a participant’s termination of employment or service, the participant may exercise his or her option (to the extent vested as of such date of termination) for such period of time as specified in his or her option agreement.

Stock Appreciation Rights.

SARs may be granted either alone (a “Free-Standing SAR”) or in conjunction with all or part of any option granted under the Amended and Restated 2020 Plan (a “Related Right”). A Free-Standing SAR will entitle its holder to receive, at the time of exercise, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of common stock over the base price of the Free-Standing SAR (which shall be no less than 100% of the fair market value of the related shares of common stock on the date of grant) multiplied by the number of shares in respect of which the SAR is being exercised. A Related Right will entitle its holder to receive, at the time of exercise of the SAR and surrender of the applicable portion of the related option, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of common stock over the exercise price of the related option multiplied by the number of shares in respect of which the SAR is being exercised. The exercise period of a Free-Standing SAR may not exceed ten years from the date of grant. The exercise period of a Related Right will also expire upon the expiration of its related option.

The holder of a SAR will have no rights to dividends or any other rights of a shareholder with respect to the shares of the Company’s common stock subject to the SAR until the holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.

In the event of a participant’s termination of employment or service, the holder of a SAR may exercise his or her SAR (to the extent vested as of such date of termination) for such period of time as specified in his or her SAR agreement.

Other Stock-Based Awards. The plan administrator may grant other stock-based awards under the Amended and Restated 2020 Plan, valued in whole or in part by reference to, or otherwise based on, shares of common stock. The plan administrator will determine the terms and conditions of these awards, including the number of shares of common stock to be granted pursuant to each award, the manner in which the award will be settled, and the conditions to the vesting and payment of the award (including the achievement of performance goals). The rights of participants granted other stock-based awards upon the termination of employment or service to us will be set forth in the applicable award agreement. In the event that a bonus is granted in the form of shares of common stock, the shares of common stock constituting such bonus shall, as determined by the plan administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the participant to whom such grant was made and delivered to such participant as soon as practicable after the date on which such bonus is payable. Any dividend or dividend equivalent award issued under the Amended and Restated 2020 Plan shall be subject to the same restrictions, conditions and risks of forfeiture as apply to the underlying award.

Equitable Adjustment and Treatment of Outstanding Awards Upon a Change in Control

Equitable Adjustments. In the event of a merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase, reorganization, special or extraordinary dividend or other extraordinary distribution (whether in the form of common shares, cash or other property), combination, exchange of shares, or other change in corporate structure affecting our common stock, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and kind of securities reserved for issuance under the Amended and Restated 2020 Plan, (ii) the kind and number of securities subject to, and the exercise price of, any outstanding options and SARs granted under the Amended and Restated 2020 Plan, (iii) the kind, number and purchase price of shares of common stock, or the amount of cash or amount or type of property, subject to outstanding restricted stock, RSUs and other stock-based awards granted under the Amended and Restated 2020 Plan and (iv) the terms and conditions of any outstanding awards (including any applicable performance targets); provided however that any fractional shares resulting from the adjustment shall be eliminated. Equitable substitutions or adjustments other than those listed above may also be made as determined by the plan administrator, in its sole discretion. In addition, the plan administrator may terminate all outstanding awards for the payment of cash or in-kind consideration having an aggregate fair market value equal to the excess of the fair market value of the shares of common stock, cash or other property covered by such awards over the aggregate exercise price, if any, of such awards, but if the exercise price of any outstanding award is equal to or greater than the fair market value of the shares of common stock, cash or other property covered by such award, the plan administrator may cancel the award without the payment of any consideration to the participant. With respect to awards subject to foreign laws, adjustments will be made in compliance with applicable requirements. Except to the extent determined by the plan administrator, adjustments to incentive stock options will be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code.

Change in Control. The Amended and Restated 2020 Plan provides that, unless otherwise determined by the plan administrator and evidenced in an award agreement, employment, services or other agreement, if a “change in control” (as defined below) occurs and a participant is employed by, or otherwise providing services to the Company or any of its affiliates immediately prior to the consummation of the change in control, then the plan administrator, in its sole and absolute discretion, may (i) provide that any unvested or unexercisable portion of an award carrying a right to exercise will become fully vested and exercisable; and (ii) cause the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to any award granted under the Amended and Restated 2020 Plan to lapse, and the awards will be deemed fully vested and any performance conditions imposed with respect to such awards will be deemed to be fully achieved at target performance levels. The plan administrator shall have discretion in connection with such change in control to provide that all outstanding and unexercised options and SARs shall expire upon the consummation of such change in control.

For purposes of the Amended and Restated 2020 Plan, a “change in control” means, in summary, the occurrence of any of the following events: (i) a person or entity becomes the beneficial owner of more than 50% of our voting power; (ii) an unapproved change in the majority membership of our Board; (iii) a merger or consolidation of us or any of our subsidiaries, other than (A) a merger or consolidation that results in our voting securities continuing to represent 50% or more of the combined voting power of the surviving entity or its parent and our Board immediately prior to the merger or consolidation continuing to represent at least a majority of the Board of the surviving entity or its parent or (B) a merger or consolidation effected to implement a recapitalization in which no person is or becomes the beneficial owner of our voting securities representing more than 50% of our combined voting power; or (iv) shareholder approval of a plan of our complete liquidation or dissolution or the consummation of an agreement for the sale or disposition of substantially all of our assets, other than (A) a sale or disposition to an entity, more than 50% of the combined voting power of which is owned by our shareholders in substantially the same proportions as their ownership of us immediately prior to such sale or (B) a sale or disposition to an entity controlled by our Board. However, a change in control will not be deemed to have occurred as a result of any transaction or series of integrated transactions following which our shareholders, immediately prior thereto, hold immediately afterward the same proportionate equity interests in the entity that owns all or substantially all of our assets.

Tax Withholding

Each participant will be required to make arrangements satisfactory to the plan administrator regarding payment of up to the maximum statutory tax rates in the participant’s applicable jurisdiction with respect to any award granted under the Amended and Restated 2020 Plan, as determined by us. We have the right, to the extent permitted by applicable law, to deduct any such taxes from any payment of any kind otherwise due to the participant. With the approval of the plan administrator, the participant may satisfy the foregoing requirement by either electing to have us withhold from delivery of shares of common stock, cash or other property, as applicable, or by delivering already owned unrestricted shares of common stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. We may also use any other method of obtaining the necessary payment or proceeds, as permitted by applicable law, to satisfy our withholding obligation with respect to any award.

Amendment and Termination of the Amended and Restated 2020 Plan

The Amended and Restated 2020 Plan provides our Board with authority to amend, alter or terminate the Amended and Restated 2020 Plan, but no such action may impair the rights of any participant with respect to outstanding awards without the participant’s consent. The plan administrator may amend an award, prospectively or retroactively, but no such amendment may materially impair the rights of any participant without the participant’s consent. Shareholder approval of any such action will be obtained if required to comply with applicable law. The Amended and Restated 2020 Plan will terminate on the tenth anniversary of the Effective Date (although awards granted before that time will remain outstanding in accordance with their terms).

Clawback

If the Company is required to prepare a financial restatement due to the Company’s material non-compliance with any financial reporting requirement under the securities law, then the plan administrator may require any Section 10D-1(d) of the Exchange Act “executive officer” to repay or forfeit to us that part of the cash or equity incentive compensation received by that Section 10D-1(d) executive officer during the preceding three completed fiscal years that the plan administrator determines was in excess of the amount that such Section 10D-1(d) executive officer would have received had such cash or equity incentive compensation been calculated based on the restated amounts reported in the restated financial statement. The plan administrator may take into account any factors it deems reasonable in determining whether to seek recoupment of previously paid cash or equity incentive compensation and how much of such compensation to recoup from each Section 10D-1(d) executive officer (which shall be made irrespective of any fault, misconduct or responsibility of each Section 10D-1(d) executive officer). The amount and form of the incentive compensation to be recouped shall be determined by the plan administrator in its sole and absolute discretion, and calculated on a pre-tax basis.

Disclosure of Equity Awards Based on Material Nonpublic Information: None

Pay Versus Performance Disclosure

In accordance with the SEC’s disclosure requirements regarding pay versus performance, or PVP, this section presents the SEC-defined “Compensation Actually Paid,” or CAP of our NEOs for each of the fiscal years ended December 31, 2025, 2024 and 2023, and our financial performance. Also required by the SEC, this section compares CAP to various measures used to gauge performance at the Company for each such fiscal year.

Pay versus Performance Table - Compensation Definitions

Salary, Bonus, Stock Awards, and All Other Compensation are each calculated in the same manner for purposes of both CAP and SCT values. The primary difference between the calculation of CAP and SCT total compensation is “Stock Awards.”

	SCT Total	CAP
Stock Awards	Grant date fair value of stock and option awards granted during the year	Year over year change in the fair value of stock and option awards that are unvested as of the end of the year, or vested or were forfeited during the year

Pay Versus Performance Table

Year (1)	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs (2)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return	Net Income (Loss)
(a)	(b)	(c)	(d)	(e)	(f)	(h)
2025	$521,750	$498,536	$101,494	$95,691	$1.60	$(4,227,698)
2024	$630,051	$630,051	$88,600	$88,600	$6.19	$(4,392,880)
2023	$569,009	$569,009	$62,692	$62,692	$6.79	$(3,700,683)

(1)	The PEO (CEO) in the 2025, 2024 and 2023 reporting year is Eric Weisblum. The non-PEO NEOs in the 2025, 2024 and 2023 reporting year is Dan Ryweck.

(2)	The CAP was calculated beginning with the PEO’s SCT total. The following amounts were deducted from and added to the applicable SCT total compensation:

	SCT Total	Stock Awards Deducted from SCT	Stock Awards Added to CAP	Stock Option Awards Deducted from SCT	Stock Option Awards Added to CAP	Total CAP A - (B + D)
	(A)	(B)	(C)	(D)	(E)	+ (C + E)
PEO
2025	$521,750	$-	$-	$-	$(23,214)	$498,536
2024	$630,051	$-	$-	$-	$-	$630,051
2023	$569,009	$-	$-	$-	$-	$569,009

Average Non-PEO NEO
2025	$101,494	$-	$-	$-	$(5,803)	$95,691
2024	$88,600	$-	$-	$-	$-	$88,600
2023	$62,692	$-	$-	$-	$-	$62,692

(3)	The fair value of stock options reported for CAP purposes in columns (C) and (E) above was estimated using a Black-Scholes option pricing model for the purposes of this PVP calculation in accordance with the SEC rules. This model uses both historical data and current market data to estimate the fair value of options and requires several assumptions. The assumptions used in estimating fair value for awards granted during 2025, 2024 and 2023 were as follows:

Grant Year	2025	2024	2023
Volatility	206.6% – 259.3%	-	-
Expected life (in years)	2.5 to 3.0	-	-
Expected dividend yield	0.0%	-	-
Risk-free rate	3.73% – 3.96%	-	-

Non-Employee Director Compensation

The following table presents the total compensation for each person who served as a non-employee member of our board of directors and received compensation for such service during the fiscal year ended December 31, 2025. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our board of directors in 2025.

Director Compensation

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)(1)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Wayne Linsley	$45,000	—	$20,946	—	—	—	$65,946

Dr. Kevin Muñoz	$25,000	—	$20,946	—	—	—	$45,946

Jeff Pavel	$25,000	—	$20,946	—	—		$45,946

(1)	As required by SEC rules, the amounts in this column reflect the grant date or modification date fair value as required by FASB ASC Topic 718. A discussion of the assumptions and methodologies used to calculate these amounts is contained in the notes to our consolidated financial statements under “Shareholders’ Deficit”. On May 22, 2025, and effective May 23, 2025, the Board granted each director 3,333 incentive stock options under the 2020 Plan exercisable at $6.4335 per share, which was the fair market value of our common stock on the date of grant, with a five-year term and vest on the first anniversary date of the grant date.

Director Compensation Program

Our current director compensation program is designed to align our director compensation program with the long-term interests of our stockholders by implementing a program comprised of cash and equity compensation.

In setting director compensation, we consider the amount of time that directors expend in fulfilling their duties to the Company as well as the skill level and experience required by our board of directors. We also consider board compensation practices at similarly situated companies, while keeping in mind the compensation philosophy of us and the stockholders’ interests. The directors also receive reimbursement for expenses, including reasonable travel expenses to attend board and committee meetings, reasonable outside seminar expenses, and other special board related expenses.

Equity Award Grant Timing

We do not have a written policy in place regarding the timing of the grant and issuance of stock options in relation to the release of material non-public information. Historically, we have granted stock option awards on an annual basis and as may otherwise be deemed appropriate by our Board or compensation committee from time to time based on the facts and circumstances, as applicable. We have not intentionally timed the grant of stock options in anticipation of the release of material nonpublic information, nor have we intentionally timed the release of material nonpublic information based on stock option grant dates. During the year ended December 31, 2025, we did not grant any stock options (or similar awards) to the named executive officers listed below during the period beginning four business days before and ending one business day after the filing of any Company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Company Form 8-K that disclosed any material non-public information.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS AND
DIRECTOR INDEPENDENCE

Except as set forth below, there were no transactions during our fiscal years ended December 31, 2025 and 2024 to which we were a party, including transactions in which the amount involved in the transaction exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described elsewhere in this registration statement. We are not otherwise a party to a current related party transaction, and no transaction is currently proposed, in which the amount of the transaction exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which a related person had or will have a direct or indirect material interest.

Director Independence

Our board of directors has determined that a majority of the board consists of members who are currently “independent” as that term is defined under Nasdaq Listing Rule 5605(a)(2). The Board considers Wayne D. Linsley, Jeff Pavell and Dr. Kevin Muñoz to be “independent.”

The board of directors as a whole carries out the function of a nominating and corporate governance committee.

Except as may be provided in our bylaws, we do not currently have specified procedures in place pursuant to which whereby security holders may recommend nominees to the board of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

On June 2, 2026, we effectuated a 1-for-15 reverse split of our outstanding shares of common stock. No fractional shares were issued in connection with the reverse stock split and all such fractional interests were rounded up to the nearest whole number of shares of common stock. The conversion and/or exercise prices of our issued and outstanding convertible securities, including shares issuable upon exercise of outstanding stock options and warrants have been adjusted accordingly. All information presented in this section has been retroactively restated to give effect to our 1-for-15 reverse split of our outstanding shares of common stock and unless otherwise indicated, all such amounts and corresponding exercise price data set forth in this section have been adjusted to give effect to the reverse stock split.

The following table sets forth certain information regarding the beneficial ownership of our common stock as of the Record Date by:

●	each of our named executive officers;

●	each of our directors and director nominees;

●	all of our current directors and named executive officers as a group; and

●	each shareholder known by us to own beneficially more than 5% of our common stock.

The percentage ownership information is based on 1,128,610 issued outstanding. Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our common stock. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules attribute beneficial ownership of securities as of a particular date to persons who hold convertible preferred stock, options or warrants to purchase shares of common stock and that are exercisable within 60 days of such date. These shares are deemed to be outstanding and beneficially owned by the person holding those convertible preferred stock, options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable.

Except as otherwise noted below, the address for each person or entity listed in the table is c/o Silo Pharma, Inc., 677 N. Washington Boulevard Sarasota, FL 34236.

Name and Address of Beneficial Owner	Number of shares beneficially owned		Percentage of shares beneficially owned
5% or Greater Shareholders
Many Ads, Inc. (1)	140,000		12.40%
Intracoastal Capital, LLC(2)	125,962	(5)	9.99%
SEG Opportunity Fund LLC(3)	63,493	(6)	5.33%
Anson Investments Master Fund LP(4)	63,493	(7)	5.33%
Anson East Master Fund LP(4)	63,493	(7)	5.33%
Directors and Named Executive Officers:
Eric Weisblum	27,795	(8)	2.43%
Wayne D. Linsley	3,562	(9)	*
Kevin Munoz	3,562	(9)	*
Daniel Ryweck	3,667	(10)	*
Jeff Pavell	3,333	(10)	*
All executive officers and directors as a group (5 persons)	41,919		3.63%

*	Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)	Menachem Ben-Or is the Managing Director of Many Ads, Inc. and has voting and investment discretion over the shares. The address of Many Ads, Inc. is 18335 Collins Ave Ste 3122, Miami Fl 33160.

(2)	Mitchell P. Kopin (“Mr. Kopin”) and Daniel B. Asher (“Mr. Asher”), each of whom are managers of Intracoastal Capital LLC (“Intracoastal”), have shared voting control and investment discretion over the securities reported herein that are held by Intracoastal. As a result, each of Mr. Kopin and Mr. Asher may be deemed to have beneficial ownership (as determined under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of the securities reported herein that are held by Intracoastal. The address of Intracoastal is 245 palm Trail, Delray Beach, FL 33483

(3)	Joseph Reda is the manager of the SEG Opportunity Fund LLC and has voting control and investment discretion over the securities reported herein. As a result, Mr. Reda may be deemed to have beneficial ownership (as determined under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of the securities reported herein that are held SEG Opportunity Fund LLC. SEG Opportunity Fund LLC is a registered broker dealer with a registered address of 135 Sycamore Drive, Roslyn NY 11576.

(4)	Anson Advisors Inc and Anson Funds Management LP, the Co-Investment Advisers of each of Anson Investments Master Fund LP (“Anson Investments”) Anson East Master Fund LP (“Anson East”), hold voting and dispositive power over the Common Shares held by Anson. Tony Moore is the managing member of Anson Management GP LLC, which is the general partner of Anson Funds Management LP. Moez Kassam and Amin Nathoo are directors of Anson Advisors Inc. Mr. Moore, Mr. Kassam and Mr. Nathoo each disclaim beneficial ownership of these Common Shares except to the extent of their pecuniary interest therein. The principal business address of each of Anson Investments and Anson East is Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands.

(5)	Common stock beneficially owned as of the date of this report consists of 125,262 shares of common stock underlying presently exercisable warrants. Excludes 97,732 shares of common stock underlying presently exercisable warrants stock as the exercise of these warrants are subject to a beneficial ownership limitation of 4.99% and/or 9.99% of the Company’s outstanding shares of common stock

(6)	Common shares beneficially owned as of the date of this report includes 63,493 shares of common stock underlying presently exercisable warrants.

(7)	Common shares beneficially owned prior to the Offering include (i) 48,255 shares of common stock underlying presently exercisable warrants held by Anson Investments Master Fund LP and (ii) 15,238 shares of common stock underlying presently exercisable that are beneficially owned by Anson East Master Fund LP.

(8)	Includes options to purchase 13,333 shares of common stock, all of which are presently exercisable.

(9)	Includes options to purchase 3,562 shares of common stock, all of which are presently exercisable.

(10)	Includes options to purchase 3,333shares of common stock, all of which are presently exercisable.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table shows information regarding our equity compensation plans as of December 31, 2025.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (c)
Equity compensation plans approved by security holders (1)	34,857	$12.66	58,477
Equity compensation plans not approved by security holders	-	-	-
Total	34,857	$12.66	58,477

(1)	Amended and Restated 2020 Omnibus Equity Incentive Plan. On January 18, 2021, the board of directors of the Company approved the Silo Pharma, Inc. 2020 Omnibus Equity Incentive Plan (the “2020 Plan”) to incentivize employees, officers, directors and consultants of the Company and its affiliates. The number of shares of common stock that are reserved and available for issuance under the 2020 Plan shall be equal to 11,334 shares provided that with respect to exempt awards as defined in the 2020 Plan, shall not count against such share limit. The 2020 Plan provides for the grant, from time to time, at the discretion of the Board or a committee thereof, of cash, stock options, including incentive stock options and nonqualified stock options, restricted stock, dividend equivalents, restricted stock units, stock appreciation units and other stock or cash-based awards. The Plan shall terminate on the tenth anniversary of the date of adoption by the Board of Directors. Subject to certain restrictions, the Board of Directors may amend or terminate the Plan at any time and for any reason. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, rules or regulations. On March 10, 2021, the stockholders of the Company approved the Plan. On September 15, 2023, our Board of Directors adopted the Silo Pharma, Inc. Amended and Restated 2020 Omnibus Equity Incentive Plan, which was approved by the Company’s stockholders on December 3, 2023. The Amended and Restated 2020 Omnibus Equity Incentive Plan (i) increases the number of shares of common stock that may be issued under such Plan by 20,000 shares and (ii) includes clawback provisions to comply with recent developments of applicable law. On August 21, 2025 our Board of Directors approved the First Amendment to the Amended and Restated 2020 Plan, which was approved by the Company’s stockholders on October 24, 2025. The First Amendment to the Amended and Restated 2020 Plan to increase the number of shares of common stock reserved for issuance thereunder to 93,334shares from 31,334 shares and also added a 5% evergreen provision. On January 1, 2026, pursuant to the 5% evergreen provision described above, the amount of shares available under the Amended and Restated 2020 Plan, as amended, increased by 44,394 shares to 137,728 shares.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING
DECEMBER 31, 2026

The Board has appointed Salberg & Company, P.A. (“Salberg”) to serve as our independent registered public accounting firm for the year ending December 31, 2026. Salberg has acted as our principal accountant since 2019.

A representative of Salberg is expected to be present via telephone conference at the 2026 Annual Meeting. He or she will have the opportunity to make a statement if desired and is expected to be available to respond to appropriate questions.

Our Audit Committee retains our independent registered public accounting firm and approves in advance all audit and non-audit services performed by this firm and any other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements and the adoption and disclosure of our critical accounting estimates and generally oversees the relationship of the independent registered public accounting firm with the Company. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

It is the responsibility of our management to determine that our financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles. It is the responsibility of our independent registered public accounting firm to conduct the audit of our financial statements and disclosures. In giving its recommendation to the Board that our audited financial statements for the year ended December 31, 2025 be included in our Annual Report on Form 10-K for the year ended December 31, 2025, the Audit Committee has relied on: (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles in the United States; and (2) the report of our independent registered public accounting firm with respect to such financial statements.

Principal Accountant Fees and Services

The following table shows the fees for services provided by Salberg & Company, P.A. for the years ended December 31, 2025 and 2024.

	2025	2024
Audit Fees	$76,100	$72,000
Audit Related Fees	18,400	12,000
Tax Fees	-	-
All Other Fees	-	-
Total	$94,500	$84,000

Audit Fees: Audit fees consist of fees billed for professional services performed by Salberg & Company, P.A. for the audit of our annual consolidated financial statements, and the review of interim consolidated financial statements.

Audit-Related Fees: Audit-related fees may consist of fees billed by our independent registered public accounting firm for audit-related consulting services related to registration statements.

Tax Fees: Tax fees may consist of fees for professional services, including tax compliance. There were no such fees incurred by the Company in the fiscal years ended December 31, 2025 and 2024.

All Other Fees: There were no such fees incurred by the Company in the fiscal years ended December 31, 2025 and 2024.

Pre-Approval Policies and Procedures

In accordance with Sarbanes-Oxley, our audit committee charter requires the audit committee to pre-approve all audit and permitted non-audit services provided by our independent registered public accounting firm, including the review and approval in advance of our independent registered public accounting firm’s annual engagement letter and the proposed fees contained therein. The audit committee has the ability to delegate the authority to pre-approve non-audit services to one or more designated members of the audit committee. If such authority is delegated, such delegated members of the audit committee must report to the full audit committee at the next audit committee meeting all items pre-approved by such delegated members. In the fiscal years ended December 31, 2023 and 2022 all of the services performed by our independent registered public accounting firm were pre-approved by the audit committee.

No Appraisal Rights

No appraisal rights are available under the Nevada Revised Statutes or under our Articles of Incorporation, or our Bylaws, as amended, with respect to the Proposal No. 2.

Interests of Officers and Directors in this Proposal

Our officers and directors do not have a substantial interest, direct or indirect, in this proposal.

Required Vote

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our shareholders for ratification. However, we are submitting this matter to the shareholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our shareholders. If the appointment is not ratified, the Board will reconsider whether or not to retain Salberg.

Proposal No. 2 must be approved by the majority of the votes cast affirmatively or negatively (excluding abstentions) at the 2026 Annual Meeting.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.

PROPOSAL 3

APPROVAL OF THE COMMON STOCK INCREASE PROPOSAL

Background

On June 16, 2026, our board of directors approved an amendment to our Articles of Incorporation to increase our authorized shares of common stock, par value $0.0001 per share (“common stock”) from 6,666,667 to 250,000,000. We are asking our stockholders to approve an amendment to our Articles of Incorporation, as amended, to increase the number of authorized shares of our common stock to 250,000,000 shares. Our authorized capital stock presently consists of 6,666,667 shares of common stock and 5,000,000 of which are designated as preferred stock, par value $0.0001 per share.

As of June 18, 2026, 1,128,610 shares of our common stock were issued and outstanding. In addition, as of June 18, 2026, there were:

●	34,857 shares of common stock issuable upon exercise of outstanding options with a weighted average exercise price of $12.66 per share.

●	663,961 shares of common stock issuable upon exercise of presently exercisable warrants with a weighted average exercise price of $15.31 per share;

●	102,871 shares of common stock reserved for future issuance under the Amended and Restated 2020 Omnibus Equity Incentive Plan.

Except as otherwise indicated herein, all information in this proxy reflects or assumes that none of the securities above were converted or exercised.

Accordingly, as of June 18, 2026, out of the 6,666,667 shares of common stock presently authorized, 2,855,299 shares are issued and outstanding or reserved for issuance and 3,811,368 shares of common stock remain available for future issuance.

The approval of this Proposal 3 is necessary) to enable the Company to raise equity capital in pursuit of its business and operating objectives, primary amongst which are additional acquisition of in vitro fertilization clinics to reach cash flow breakeven as soon as possible.

Overview of the Proposed Amendment

A copy of the amendment to our Amended and Restated Articles of Incorporation, as amended, is attached as Annex A to this proxy statement. The proposed amendment provides for the following amendments:

Article 8. Authorized Shares (number of shares corporation is authorized to issued) is amended and restated as follows:

“Number of Authorized Shares with Par value:	255,000,000	Par value: $0.0001
Number of Common shares with Par value:	250,000,000	Par value: $0.0001
Number of Preferred shares with Par value:	5,000,000	Par value: $0.0001”

Thie first paragraph of Article TENTH is of the Corporation’s Articles of Incorporation shall be amended restated in its entirety as follows:

“The corporation is authorized issue two classes of stock. One classes shall be common stock, par value $0.0001 per share (“Common Stock”), of which the corporation shall have the authority to issue 250,000,000 shares. The second class of stock shall be preferred stock, par value $0.0001 per share (“Preferred Stock” of which the corporation shall have the authority to issue is 5,000,000 shares.”

The proposed amendment, if approved by our stockholders, would become effective upon the filing of a certificate of amendment of our Articles of Incorporation, as amended, with the Secretary of State of the State of Nevada. Our board of directors reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to elect not to proceed with the proposed amendment if the board of directors determines that the proposed amendment is no longer in our best interests and the best interests of our stockholders.

If our stockholders approve the proposed amendment, subject to the discretion of the Board, we intend to file the certificate of amendment of our restated Articles of Incorporation, as amended, with the Secretary of State of the State of Nevada as soon as practicable after the Annual Meeting.

Rationale for the Proposed Amendment

Over the past several years, we have used shares of our common stock to, among other things, engage in financings, incentivize and compensate employees and other service providers, and for other general corporate purposes. Our Board believes that it is in the best interests of our Company to increase the number of authorized shares of our common stock in order to give us greater flexibility in considering and planning for potential business needs. The increase in the number of authorized but unissued shares of common stock would enable us, without the expense and delay of seeking stockholder approval, to issue shares from time to time as may be required for proper business purposes.

We anticipate that we may issue additional shares of common stock in the future in connection with one or more of the following:

●	financing transactions, such as public or private offerings of common stock or convertible securities;

●	strategic investments, mergers, acquisitions, and other transactions;

●	licenses, partnerships, collaborations, and other similar transactions;

●	our equity incentive plans; and

●	other corporate purposes that have not yet been identified.

At this time, we do not have any plans, proposals, or arrangements, written or oral, to issue any of the proposed additional authorized shares of our common stock for general corporate or any other purposes. However, the Board believes that the availability of additional authorized shares of our common stock will afford us needed flexibility in acting upon financing transactions to strengthen our financial position and/or engaging in strategic activities without using cash. Unless required by applicable law or stock exchange rules, no further vote of the holders of common stock will be required with respect to any such transaction.

Potential Effects of the Proposed Amendment

The additional shares of common stock for which authorization is sought would be identical in powers, privileges and rights to the shares of common stock that are now authorized. Holders of common stock do not have preemptive rights to subscribe to additional securities that we may issue.

The issuance of additional shares of common stock may, among other things, have a dilutive effect on earnings per share and on stockholders’ equity and voting rights. Further, future sales of substantial amounts of our common stock, or the perception that these sales might occur, could adversely affect the prevailing market price of our common stock or limit our ability to raise additional capital. Stockholders should recognize that, as a result of this proposal, they will own a smaller percentage of shares relative to the total authorized shares of the company than they presently own.

Our Board has not proposed the increase in amount of authorized shares with the intention of discouraging tender offers or takeover attempts. However, the availability of additional authorized shares for issuance may have the effect of discouraging a merger, tender offer, proxy contest, or other attempt to obtain control.

Interests of Directors and Executive Officers

None of the Company’s directors or executive officers have any substantial interest, directly or indirectly, in this proposal except to the extent of their ownership of shares of the Company’s common stock.

Dissenters’ Rights

Our shareholders do not have appraisal rights under Nevada law or under our governing documents with respect to the matters to be voted upon at the 2026 Annual Meeting.

Required Vote

Proposal No. 3 must be approved by the majority of the votes cast affirmatively or negatively (excluding abstentions) at the 2026 Annual Meeting.

Recommendation of the Board of Directors

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3.

PROPOSAL 4

ADJOURNMENT PROPOSAL

At the 2026 Annual Meeting, we may ask our shareholders to vote on a proposal to adjourn the 2026 Annual Meeting if necessary or appropriate in the sole discretion of our Board, including to solicit additional proxies in the event that there are not sufficient votes at the time of the 2026 Annual Meeting or any adjournment or postponement of the 2026 Annual Meeting to approve any of the other proposals.

If at the 2026 Annual Meeting the number of shares authorized to vote present or represented by proxy and voting in favor of a proposal is insufficient to approve such proposal, then our Board may hold a vote on each proposal that has garnered sufficient votes, if any, and then move to adjourn the 2026 Annual Meeting as to the remaining proposals in order to solicit additional proxies in favor of those remaining proposals.

Alternatively, even if there are sufficient shares authorized to vote present or represented by proxy voting in favor of all of the proposals, our Board may hold a vote on the adjournment proposal if, in its sole discretion, it determines that it is necessary or appropriate for any reason to adjourn the 2026 Annual Meeting to a later date and time. In that event, the Company will ask its shareholders to vote only upon the adjournment proposal and not any other proposal.

Any adjournment may be made without notice (if the adjournment is not for more than thirty days and a new record date is not fixed for the adjourned meeting), other than by an announcement made at the 2026 Annual Meeting of the time, date and place of the adjourned meeting.

Any adjournment of the 2026 Annual Meeting will allow our shareholders who have already sent in their proxies to revoke them at any time prior to their use at the 2026 Annual Meeting as adjourned.

If we adjourn the 2026 Annual Meeting to a later date, we will transact the same business and, unless we must fix a new record date, only the shareholders who were eligible to vote at the original meeting will be permitted to vote at the adjourned meeting.

Required Vote

Proposal No. 4 must be approved by the majority of the votes cast affirmatively or negatively (excluding abstentions) at the 2026 Annual Meeting.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 4.

AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material,” deemed “filed” with the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate by reference future filings, including this proxy statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is comprised of three independent directors (as defined under Nasdaq Listing Rule 5605(a)(2)). The Audit Committee operates under a written charter, which is available on the Company’s website at www.silopharma.com.

The Audit Committee has reviewed and discussed with management and the Company’s auditors, the Company’s audited financial statements as of and for the fiscal year ended December 31, 2025.

The Audit Committee has discussed with Salberg & Company, P.A., the Company’s independent registered public accounting firm, the matters as required to be discussed by the Public Company Accounting Oversight Board (the “PCAOB”) Auditing Standard No. 1301 (Communications with Audit Committees).

The Audit Committee has received the written disclosures and the letter from Salberg & Company, P.A. required by applicable requirements of the PCAOB regarding Salberg & Company, P.A.’s communications with the Audit Committee concerning independence, and has discussed with Salberg & Company, P.A. their independence from management and the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee

Wayne D. Linsley
Dr. Kevin Muñoz
Dr. Jeff Pavell

OTHER MATTERS

We have no knowledge of any other matters that may come before the 2026 Annual Meeting and do not intend to present any other matters. However, if any other matters shall properly come before the 2026 Annual Meeting or any adjournment or postponement thereof, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mails, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities. We have engaged Campaign Management to assist in the solicitation of proxies. We will pay a fee of approximately $9,500 plus reasonable out-of-pocket charges to Campaign Management for such services.

ADDITIONAL INFORMATION

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Availability Notice or other 2026 Annual Meeting materials with respect to two or more Shareholders sharing the same address by delivering a single Notice or other 2026 Annual Meeting materials addressed to those shareholders. This process, which is commonly referred to as householding, potentially provides extra convenience for shareholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

This year, a number of brokers with account holders who are our shareholders will be “householding” our proxy materials. A Notice or proxy materials will be delivered in one single envelope to multiple shareholders sharing an address unless contrary instructions have been received from one or more of the affected shareholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice or proxy materials, please notify your broker or call our Secretary at (718) 400-9031, or submit a request in writing to our Secretary, Silo Pharma, Inc., 677 N Washington Boulevard, Sarasota, Florida 34236. Stockholders who currently receive multiple copies of the Notice or proxy materials at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice or proxy materials to a shareholder at a shared address to which a single copy of the documents was delivered.

Annual Reports on Form 10-K

Additional copies of the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2025 may be obtained without charge at www.proxyvote.com, by telephone at 800-579-1639, by email to sendmaterial@proxyvote.com (include the 16 digit control number), or by notifying our Corporate Secretary, in writing, at Silo Pharma, Inc., 677 N Washington Boulevard, Sarasota, Florida 34236.

By Order of the Board of Directors

Eric Weisblum
Chairman of the Board of Directors and Chief Executive
Officer
Dated: , 2026

Appendix A

CERTIFICATE OF AMENDMENT

TO ARTICLES OF INCORPORATION FOR NEVADA PROFIT CORPORATIONS
(Pursuant to NRS 78.385 and 78.390 — After Issuance of Stock)

1. Name of Corporation: Silo Pharma, Inc.

2. The Articles of Incorporation have been amended as follows:

Article 8. Authorized Shares (number of shares corporation is authorized to issued) is amended and restated as follows:

“Number of Authorized Shares with Par value:	255,000,000	Par value: $0.0001
Number of Common shares with Par value:	250,000,000	Par value: $0.0001
Number of Preferred shares with Par value:	5,000,000	Par value: $0.0001”

Thie first paragraph of Article TENTH is of the Corporation’s Articles of Incorporation shall be amended restated in its entirety as follows:

“The corporation is authorized issue two classes of stock. One classes shall be common stock, par value $0.0001 per share (“Common Stock”), of which the corporation shall have the authority to issue 250,000,000 shares. The second class of stock shall be preferred stock, par value $0.0001 per share (“Preferred Stock”) of which the corporation shall have the authority to issue is 5,000,000 shares.”

3. The shareholders of the Corporation have duly approved the foregoing certificate of amendment in accordance with the provisions Chapter 78 of the Nevada Revised Statutes.

4. Effective date of filing:

5	Signature:
Eric Weisblum, Chief Executive Officer

A-1

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. T01497-P55274 ! ! ! For All Withhold All For All Except For Against Abstain ! ! ! ! ! ! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. SILO PHARMA, INC. 677 N. WASHINGTON BLVD SARASOTA, FL 34236 01) ERIC WEISBLUM 02) WAYNE D. LINSLEY 03) DR. KEVIN MUÑOZ 04) DR. JEFF PAVELL 2. To ratify the appointment of Salberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2026. 3. To approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares from 6,666,667 to 250,000,000. 4. To authorize the adjournment of the 2026 Annual Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the 2026 Annual Meeting or adjournment or postponement thereof to approve any of the foregoing proposals. NOTE: To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. 1. Election of the following four (4) director nominees to hold office until the 2027 Annual Meeting. SILO PHARMA, INC. The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR the following proposals: ! ! ! SCAN TO VIEW MATERIALS & VOTEw VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

T01498-P55274 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. SILO PHARMA, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF SHAREHOLDERS – AUGUST 14, 2026, AT 11:00 A.M., EASTERN TIME The undersigned shareholder of Silo Pharma, Inc. (the "Company") hereby revoking any proxy heretofore given, does hereby appoint Eric Weisblum as proxy, with the power to appoint his substitute, to represent the undersigned and to vote all shares of common stock of the Company that the undersigned is entitled to vote at the 2026 Annual Meeting of Shareholders (the "2026 Annual Meeting") of the Company to be held on Friday, August 14, 2026, at 11:00 a.m. Eastern Time at our office located at 677 N. Washington Boulevard, Sarasota, Florida 34236 and any and all adjournments and postponements thereof, with all powers the undersigned would possess if personally present, on the following proposal, each as described more fully in the accompanying proxy statement, and any other matters coming before said meeting. This proxy confers authority and shall be voted in accordance with the recommendations of the Board of Directors, unless a contrary instruction is indicated, in which case the proxy shall be voted in accordance with such instruction. This proxy confers discretionary authority to vote on any other matter, if any, presented at the 2026 Annual Meeting. This proxy shall be voted in accordance with the recommendations of the Board of Directors with respect to such other matters. (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)